                                                                   Exhibit 10.28

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE 1933 ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

     THE SECURITIES REPRESENTED BY THIS WARRANT ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE SERIES CC PREFERRED STOCK SHAREHOLDERS' AGREEMENT, DATED AS OF SEPTEMBER 7, 2001, COPIES OF WHICH WILL BE FURNISHED BY THE COMPANY UPON REQUEST.

                                                               September 7, 2001

                              WARRANT TO PURCHASE
                          SERIES CC PREFERRED STOCK OF
                      MALIBU ENTERTAINMENT WORLDWIDE, INC.

     This Warrant is issued, for value received, to Old Hill Partners, Inc., a Delaware corporation ("Old Hill"), by Malibu Entertainment Worldwide, Inc., a Georgia corporation (the "Company").

     This Warrant is being granted to Old Hill in connection with Old Hill's purchase of a loan pursuant to the certain Loan Purchase Agreement, dated as of September 7, 2001 by and between Foothill Capital Corporation and Old Hill (the "Foothill Loan").

     1. Purchase of Shares. Subject to the terms and conditions as hereinafter set forth, the holder of this Warrant is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company, at any time within and prior to the expiration of the Exercise Period, forty-six and eighty-nine one-hundredths (46.89) shares of the Company's Series CC Preferred Stock, no par value (the "Series CC Preferred"), for an amount equal to the Exercise Price (the "Exercise Stock"). Shares of Series CC Preferred are convertible into shares of Common Stock of the Company (the "Common Stock"). Old hill has been provided with and has reviewed a copy of the Certificate of Designations for the Series CC Preferred. The number of shares of Exercise Stock shall be subject to adjustment as provided in Section 7 below.

     2. Exercise Price. The purchase price for each share of Exercise Stock subject to this Warrant shall be $0.1 per share. Such price (as adjusted from time to time, the "Exercise Price") shall be subject to adjustment pursuant to
Section 7 hereof.

     3. Exercise Period. This Warrant shall become exercisable as of the date hereof and shall remain exercisable until the later of (i) August 21, 2004 or
(ii) two years after the date in which the Foothill Loan is fully paid (the "EXERCISE PERIOD").

     4.   Method of Exercise; Expenses.

          (a) At any time during the Exercise Period, the holder shall be entitled to purchase all, but not less than all, of the Exercise Stock in accordance with the terms hereof. Such exercise shall be effected by:

               (i) the surrender of this Warrant, together with a duly executed copy of the form of subscription attached as Annex A hereto, to the Secretary of the Company at its principal offices; and

               (ii) the payment to the Company by certified check or bank draft of the aggregate Exercise Price for the number of shares of Exercise Stock being purchased.

          (b) Notwithstanding anything to the contrary contained in this Warrant, this Warrant may be exercised by presentation and surrender of this Warrant to the Company at its principal offices with a written notice of the holder's intention to effect a cashless exercise, including a calculation (to the extent then calculable) of the number of shares of Series CC Preferred to be issued upon such exercise in accordance with the terms hereof (a "CASHLESS EXERCISE", and the date of such presentation and surrender being herein referred to as the "CASHLESS EXERCISE DATE"). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Warrant for that number of shares of Series CC Preferred determined by multiplying the number of shares of Exercise Stock to which it would otherwise be entitled by a fraction, the numerator of which shall be the excess, if any, of the Market Price of the Series CC Preferred as of the Cashless Exercise Date over the Exercise Price, and the denominator of which shall be the Market Price of the Series CC Preferred as of the Cashless Exercise Date.

     The "MARKET PRICE" of the Series CC Preferred as of any date will deemed to equal the fair market value of shares of Common Stock of the Company into which such shares of Series CC Preferred are then convertible. The fair market value of shares of Common Stock as of any date, (i) means the average of the closing bid prices for the shares of the specified security as reported by the Nasdaq National Market ("NNM") for the five (5) trading days immediately preceding such date, or (ii) if the NNM is not the principal trading market for the specified security, the average of the last reported sale prices on the principal trading market for the specified security during the same period, or
(iii) if the market value cannot be calculated as of such date on any of the foregoing bases, the fair market value of the Common Stock shall be the average fair market value as reasonably determined by the Board of Directors of the Company.

     (c) The Company shall pay all expenses, taxes (other than transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of this Warrant and the Exercise Stock.

     5. Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of shares of Exercise Stock so purchased shall be issued as soon as practicable thereafter, and in any event within ten (10) business days of the date of exercise. The persons entitled to the shares of Exercise Stock so purchased shall be treated for all purposes as the holders of such shares as of the close of business on the date of exercise. The certificates so delivered shall be in such denominations as may be requested by the holder and shall be registered in the name of the holder or such other name as shall be designated by the holder.

     6. Valid Issuance of Shares. The Company covenants that (i) it will at all times keep reserved for issuance upon exercise hereof such number of shares of Series CC Preferred as shall be issuable upon such exercise, and (ii) the shares of Series CC Preferred, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, charges and preemptive or similar rights with respect to the issuance thereof.

     7. Adjustment of Exercise Price and Type and Number of Shares. The Exercise Price and the number and kind of shares of Exercise Stock (or other securities) purchasable hereunder shall be subject to adjustment as follows:

          (a) Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its outstanding shares of Series CC Preferred into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Exercise Stock acquirable hereunder shall be proportionately increased. If the Company at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its outstanding shares of Series CC Preferred into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately and equitably increased and the number of shares of Exercise Stock acquirable hereunder shall be proportionately decreased.

          (b) Consolidation, Merger or Sale. In case of any consolidation or merger of the Company with any other corporation, or in case of any sale or conveyance of all or substantially all of the Company other than in connection with a plan of complete liquidation of the Company, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Series CC Preferred immediately thereto fore acquirable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Series CC Preferred immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to ensure that the provisions of this Section 7 hereof will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger or sale or conveyance unless prior to the consummation thereof, the successor corporation (if other than the Company) assumes by written instrument the obligations under this Section 7 and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire.

          (c) Notice of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

     8. No Stockholder Rights. Prior to exercise of this Warrant, the holder shall not be entitled to any rights of a stockholder with respect to the shares of Exercise Stock, including, without limitation, the right to vote such shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings.

     9. Transferability. Except for transfers made to any Permitted Old Hill Transferee (as defined in the Series CC Preferred Stock Shareholders' Agreement by and among MEI Holdings, L.P., Old Hill and the Company, dated as of September 7, 2001 (the "SHAREHOLDERS' AGREEMENT")) subject to Old Hill's rights and obligations under the Shareholders' Agreement, this Warrant may not be transferred or assigned, in whole or in part, without the prior written consent of the Company, such consent not to be unreasonably withheld.

     10.  Legend; Notice of Proposed Transfers.

          (a) Except for transfers made to any Permitted Old Hill Transferee (as defined in the Shareholders' Agreement) subject to the Shareholders' Agreement, this Warrant and the shares of Exercise Stock issuable upon exercise of this Warrant (collectively, the "SECURITIES") shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 10.

          (b) Each certificate representing the Exercise Stock and any other securities issued in respect of the Exercise Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH

     REGISTRATION AND QUALIFICATION WITHOUT, EXCEPT UNDER CERTAIN SPECIFIC LIMITED CIRCUMSTANCES, AN OPINION OF COUNSEL FOR THE HOLDER, CONCURRED IN BY COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

Each holder of Securities and each subsequent transferee consents to the Company making a notation on its records and giving instructions to any transfer agent of the Securities in order to implement the restrictions on transfer established in this Section 10.

          (c) Each holder of a warrant or stock certificate, as the case may be, representing the Exercise Stock, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 10(c). Such holder agrees not to make any disposition of all or any portion of the Exercise Stock unless and until (x) there is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement or (Y) such holder shall have notified the Company of the proposed disposition and if requested by the Company, such holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the 1933 Act.

     11. Investment Representations and Covenants of the Investor. With respect to the acquisition of any of the Securities, the Investor hereby represents and warrants to the Company as follows:

          (a) Experience; Accredited Investor. The Investor is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Investor is an "accredited investor", as defined in Regulation D promulgated under the 1933 Act.

          (b) Investment. The Investor is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. The Investor understands that the Securities have not been, and will not be, registered under the 1933 Act by reason of a specific exemption from the registration provisions of the 1933 Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor's representations as expressed herein.

          (c) Rule 144. The Investor acknowledges that the Securities must be held indefinitely unless subsequently registered under the 1933 Act, or unless an exemption from such registration is available. The Investor is aware of the provisions of Rule 144 promulgated under the 1933 Act that permit limited resale of securities purchased in a private placement subject to satisfaction of certain conditions.

     12. Successors and Assigns. The terms and provisions of this Warrant and the Agreement shall inure to the benefit of, and be binding upon, the Company and the holders hereof and their respective successors and permitted assigns. This Warrant will be binding upon any entity succeeding the Company by merger or consolidation.

     13. Amendments and Waivers. Any waiver or amendment of any term of this Warrant shall be in writing and shall be binding upon any subsequent holder of this Warrant.

     14. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth in this Section 14 or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand,
(ii) sent by reputable overnight courier, or (iii) sent by registered or certified mail, return receipt requested, postage prepaid. All notices, requests, consents, and other communications hereunder shall be deemed to have been given either (x) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth below, (y) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (z) if sent by registered or certified mail, on the 5th business day following the day such mailing is made,

If to the Company at:

          Malibu Entertainment Worldwide, Inc.
          717 N. Harwood Street
          Suite 1650
          Dallas, Texas 75201
          Attn:  Scott Wheeler

If to Old Hill at:

          Old Hill Partners, Inc.
          28 Thorndal Circle
          2nd Floor
          Darien, CT 06820

With copy to:

          Pepper Hamilton LLP
          Suite 1600
          1201 Market Street
          P.O. Box 1709
          Wilmington, DE 19899-1709
          Attn: Richard P. Eckman, Esquire

     15. Governing Law. This Warrant shall be governed by the laws of the State of Georgia (without giving effect to the conflict of law principles thereof).


                     [THE NEXT PAGE IS THE SIGNATURE PAGE]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of September 7, 2001.


                                      MALIBU ENTERTAINMENT WORLDWIDE,
                                      INC.



                                      By:
                                          --------------------------------------

                                          Name:
                                                 -------------------------------

                                          Title:
                                                 -------------------------------


ACCEPTED and AGREED to;

OLD HILL PARTNERS, INC.



By: /s/  MARK SAMUEL
    -----------------------
    Name:  Mark Samuel

    Title: Secretary




                            [Warrant Signature Page]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of September 7, 2001.


                                      MALIBU ENTERTAINMENT WORLDWIDE,
                                      INC.



                                      By: /s/       R. SCOTT WHEELER
                                          --------------------------------------

                                          Name:     R. SCOTT WHEELER
                                                 -------------------------------

                                          Title:    CEO
                                                 -------------------------------


ACCEPTED and AGREED to;

OLD HILL PARTNERS, INC.



By: /s/  MARK SAMUEL
    -----------------------
    Name:  Mark Samuel

    Title: Secretary




                            [Warrant Signature Page]

                                    ANNEX A

                                  SUBSCRIPTION


Malibu Entertainment Worldwide, Inc.
Attention: Corporate Secretary


     The undersigned, the holder of the attached Warrant, hereby irrevocably elects to purchase pursuant to the provisions of the attached Warrant ___________ shares of Series CC Preferred Stock of Malibu Entertainment Worldwide, Inc.


     In full payment of the exercise price per share required under such Warrant the undersigned:


________  (1)   hereby tenders payment of $ _____________ by cash, certified check or bank draft to the order of the Company; or

________  (2)   hereby makes a Cashless Exercise (as defined in the Warrant).


                                        WARRANT HOLDER:



                                        _______________________________________
                                        [Print Name]


Date: _______________________           By: ___________________________________

                                            Name: _____________________________

                                            Title: ____________________________